UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2025

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.          Regulation FD Disclosure.

As reported by Farmers and Merchants Bancshares, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2025, the Company’s Board of Directors (the “Board”) has adopted a new 2025 Dividend Reinvestment Plan (the “2025 DRIP”). The shares of common stock available under the 2025 DRIP have been registered with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under a Registration Statement on Form S-1, File No. 333-287550 (the “Registration Statement”), which was declared effective by the SEC on June 6, 2025. Offers and sales of stock under the 2025 DRIP may be made only pursuant to the prospectus contained in the Registration Statement, copies of which will be distributed to stockholders of record by the Company. Stockholders may also obtain a copy of the prospectus, free of charge, by contacting Cherie Barrett, Secretary, Farmers and Merchants Bancshares, Inc., 4510 Lower Beckleysville Road, Suite H, Hampstead, Maryland 21074, (410) 374-1510.

The information set forth in this Item 7.01 is not an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01         Other Events.

On June 9, 2025, the Board declared a cash dividend on the common stock of $.34 per share, which will be paid on July 25, 2025 to stockholders of record as of July 11, 2025. A copy of the Company’s press release relating to the dividend is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit	No. Description

99.1	Press release dated June 9, 2025 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: June 9, 2025	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO

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